Table of Contents

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: September 25, 2003
(Date of earliest event reported):

ACTION PERFORMANCE COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Commission File No.: 0-21630

Arizona (State or other jurisdiction of incorporation or jurisdiction)	86-0704792 (IRS Employer Identification No.)

1480 South Hohokam Drive Tempe, Arizona (Address of principal executive offices)	85281 (Zip Code)

(602) 337-3700
(Registrant’s telephone number, including area code)

4707 E. Baseline Road
Phoenix, Arizona 85042
(Former name or former address if changed since last report)

Table of Contents

Item 2. Acquisition or Disposition of Assets.

     On September 26, 2003, the Company completed the acquisition of all of the outstanding stock of Funline Merchandise Company, Inc., a California corporation. The Company has determined that the acquisition does not involve a significant acquired business as defined pursuant to the requirements of Form 8-K and Regulation S-X. See relevant information in Item 5.

Item 5. Other Events and Required FD Disclosure.

     On September 23, 2003, the Company issued a press release announcing that it entered into a definitive agreement to acquire Funline Merchandising Company, Inc. A copy of the Company’s press release of September 23, 2003 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits.

(c)	Exhibits

99.1	Press release of Action Performance Companies, Inc., dated September 23, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2003	Action Performance Companies, Inc.

	By: Name: Title:	/s/ R. David Martin R. David Martin Chief Financial Officer, Secretary and Treasurer

2